UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2025

UNITY SOFTWARE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39497	27-0334803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
116 New Montgomery Street
San Francisco, California 94105-3607
(Address, including zip code, of principal executive offices)
(415) 638-9950
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.000005 par value	U	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 11, 2025, Unity Software Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected each of the Company’s nominees for Class II directors, (2) ratified the selection of Ernst & Young LLP as the Company’s independent registered accounting firm for the year ending December 31, 2025, and (3) did not approve on a non-binding advisory basis, the compensation of the Company’s named executive officers. A more complete description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 18, 2025 (the “Proxy Statement”). The final results with respect to each proposal are set forth below.
Proposal One – Election of Directors
The stockholders elected each of the four nominees named below as Class II directors to serve until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified. The results of such vote were:

Director Nominee	For	Withheld	Broker Non-Votes
Robynne Daly	239,805,556	29,160,756	52,739,118
Shlomo Dovrat	240,529,989	28,436,323	52,739,118
Egon Durban	236,832,466	32,133,846	52,739,118
Barry Schuler	222,088,418	46,877,894	52,739,118
Proposal Two – Ratification of Selection of Independent Public Registered Accounting Firm
The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The results of such vote were:

For	Against	Abstentions
319,906,643	655,278	1,143,509
Proposal Three – Advisory Vote on Executive Compensation
The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement did not pass. The results of such vote were:

For	Against	Abstentions	Broker Non-Votes
118,561,222	148,454,694	1,950,396	52,739,118

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY SOFTWARE INC.

Date: June 13, 2025	By:	/s/ Jarrod Yahes
Jarrod Yahes
Senior Vice President, Chief Financial Officer
(Principal Financial Officer)